UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 6, 2007

SIRF TECHNOLOGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50669	77-0576030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

217 Devcon Drive San Jose, California	95112
(Address of principal executive offices)	(Zip Code)

(408) 467-0410

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On August 6, 2007, SiRF Technology Holdings, Inc. (“SiRF”), a Delaware corporation, acquired Centrality Communications, Inc., a privately held California corporation (“Centrality”). Under the terms of the Agreement and Plan of Merger, dated as of June 21, 2007, by and among SiRF, Spartacus I Acquisition Corp., a California corporation and wholly-owned subsidiary of SiRF, Spartacus II Acquisition Corp., a California corporation a wholly-owned subsidiary of SiRF, Centrality, and solely with respect to Article 6 and Article 9, Teh-Tsung Lai, as Shareholder Agent, as amended on August 6, 2007 (the “Agreement”), in exchange for all of the outstanding capital stock of Centrality, SiRF paid an aggregate of $108.3 million in cash and issued 5,992,159 shares of SiRF Common Stock at the closing. SiRF also assumed certain equity awards that may be exercised for an aggregate of 2,097,310 shares of SiRF Common Stock. Any equity award not assumed by SiRF received a cash payment equal to $5.44 per share for an aggregate of $1.7 million. The shares of SiRF Common Stock were issued pursuant to an exemption under the Securities Act of 1933, as amended, and SiRF is obligated to file a registration statement on Form S-3 to register the 5,992,159 shares of SiRF Common Stock.

The foregoing description of the Agreement is qualified in its entirety to the full text of the Agreement, a copy of which is attached hereto as an exhibit and which is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Under the terms of the Agreement described in Item 2.01 above, SiRF issued an aggregate of 5,992,159 shares of Common Stock, $0.0001 par value, to the shareholders of Centrality at the closing. These shares were issued pursuant to an exemption under Regulation D and, with respect to foreign shareholders, Regulation S, as promulgated under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements required to be filed in connection with the acquisition described in Item 2.01 above are not included herein. SiRF will file the required financial statements prior to October 20, 2007.

(b) Proforma Financial Information.

The proforma financial information required to be filed in connection with the acquisition described in Item 2.01 above are not included herein. SiRF will file the required proforma financial information prior to October 20, 2007.

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(d) Exhibits.

Exhibit Number	Description
2.1

Agreement and Plan of Merger, dated as of June 21, 2007, by and among SiRF Technology Holdings, Inc., Spartacus I Acquisition Corp., a California corporation and wholly-owned subsidiary of SiRF, Spartacus II Acquisition Corp., a California corporation a wholly owned subsidiary of SiRF, Centrality Communications, Inc., and solely with respect to Article 6 and Article 9, Teh-Tsung Lai, as Shareholder Agent.

The following exhibits and schedules to the Agreement and Plan of Merger have been omitted. SiRF will furnish copies of the omitted exhibit and schedules to the Commission upon request.

Exhibit A	Form of Written Consent
Exhibit B	Form of Non-Competition Agreement
Exhibit C	Form of Employment Offer
Exhibit D	Form of Agreement of Merger
Exhibit E	Form of Second Step Agreement of Merger
Exhibit F	Form of Escrow Agreement
Exhibit G	Form of Shareholder Certificate
Exhibit H-1	Form of Acquirer Officers’ Certificate
Exhibit H-2	Form of Acquirer’s Secretary Certificate
Exhibit J	Form of Pillsbury Winthrop Shaw Pittman, LLP Opinion
Exhibit K-1	Form of Officers’ Certificate
Exhibit K-2	Form of Secretary’s Certificate
Exhibit L	Form of Orrick, Herrington & Sutcliffe LLP Opinion
Exhibit M	Form of FiRPTA Certificate

Schedule A	Major Shareholders
Schedule 7.3(i)	Key Employees

2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated August 6, 2007, by and among SiRF Technology Holdings, Inc., Spartacus I Acquisition Corp., a California corporation and wholly-owned subsidiary of SiRF, Spartacus II Acquisition Corp., a California corporation and wholly-owned subsidiary of SiRF and Centrality Communications, Inc., a California corporation, and solely with respect to Article 6 and Article 9, Teh-Tsung Lai, as Shareholder Agent.

99.1	Press Release date August 6, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2007

SIRF TECHNOLOGY HOLDINGS, INC.

By:	/s/ Geoffrey Ribar
Geoffrey Ribar
Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
2.1

Agreement and Plan of Merger, dated as of June 21, 2007, by and among SiRF Technology Holdings, Inc., Spartacus I Acquisition Corp., a California corporation and wholly-owned subsidiary of SiRF, Spartacus II Acquisition Corp., a California corporation a wholly-owned subsidiary of SiRF, Centrality Communications, Inc., and solely with respect to Article 6 and Article 9, Teh-Tsung Lai, as Shareholder Agent.

The following exhibits and schedules to the Agreement and Plan of Merger have been omitted. SiRF will furnish copies of the omitted exhibit and schedules to the Commission upon request.

Exhibit A	Form of Written Consent
Exhibit B	Form of Non-Competition Agreement
Exhibit C	Form of Employment Offer
Exhibit D	Form of Agreement of Merger
Exhibit E	Form of Second Step Agreement of Merger
Exhibit F	Form of Escrow Agreement
Exhibit G	Form of Shareholder Certificate
Exhibit H-1	Form of Acquirer Officers’ Certificate
Exhibit H-2	Form of Acquirer’s Secretary Certificate
Exhibit J	Form of Pillsbury Winthrop Shaw Pittman, LLP Opinion
Exhibit K-1	Form of Officers’ Certificate
Exhibit K-2	Form of Secretary’s Certificate
Exhibit L	Form of Orrick, Herrington & Sutcliffe LLP Opinion
Exhibit M	Form of FiRPTA Certificate

Schedule A	Major Shareholders
Schedule 7.3(i)	Key Employees

2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated August 6, 2007, by and among SiRF Technology Holdings, Inc., Spartacus I Acquisition Corp., a California corporation and wholly-owned subsidiary of SiRF, Spartacus II Acquisition Corp., a California corporation and wholly-owned subsidiary of SiRF and Centrality Communications, Inc., a California corporation, and solely with respect to Article 6 and Article 9, Teh-Tsung Lai, as Shareholder Agent.

99.1	Press Release dated August 6, 2007.